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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, William J. Nutt, certify, solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Affiliated Managers Group, Inc. on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Affiliated Managers Group, Inc. This certification shall not be deemed to be a part of the Quarterly Report on Form 10-Q or filed for any purpose, but instead shall be deemed to accompany such Quarterly Report.

By:	/s/ WILLIAM J. NUTT
Name:	William J. Nutt
Title:	Chairman and Chief Executive Officer

        I, Darrell W. Crate, certify, solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Affiliated Managers Group, Inc. on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Affiliated Managers Group, Inc. This certification shall not be deemed to be a part of the Quarterly Report on Form 10-Q or filed for any purpose, but instead shall be deemed to accompany such Quarterly Report.

	By:	/s/ DARRELL W. CRATE
	Name:	Darrell W. Crate
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Affiliated Managers Group, Inc. and will be retained by Affiliated Managers Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002